UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

VIVOS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53497	80-0138937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Jadwin Avenue, Richland, WA	99352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 736-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

Issuance of Common Stock Pursuant to Offering Statement

On July 7, 2022, Vivos, Inc. (the “Company”) completed the sale to investors of 15,000,000 shares of its common stock, par value $0.001 per share (“Common Stock”), pursuant to its Regulation A+ offering being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Offering is being conducted pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (“SEC”) on September 1, 2021, as amended (the “Offering Statement”), which was qualified by the SEC on September 15, 2021. The Offering resulted in gross proceeds to the Company of $1,200,000. Proceeds from the sale of Common Stock in connection with the Offering will be used for general working capital purposes.

Please see the Offering Statement for additional details regarding the Offering, including the terms of the Common Stock being offered.

As noted above, the issuance of the Common Stock was made in reliance upon an exemption from registration provided under Regulation A+ pursuant to Section 3(6) of the Securities Act.

Upon issuance of the shares of Common Stock in connection with the Offering described above, the Company will have 352.78 million shares of Common Stock issued and outstanding,

Issuance of Warrants

On July 7, 2022, the Company issued to certain accredited investors, for aggregate consideration of $20,000, (i) warrants to purchase 5,000,000 shares of its Common Stock (“Series A Warrants”), which Series A Warrants expire, if not previously exercised, on December 31, 2022, and are exercisable for Common Stock at $.01 per share; and (ii) warrants to purchase 15,000,000 shares of Common Stock (“Series B Warrants”), which Series B Warrants, expire, if not previously exercised, on June 30, 2025, and are exercisable for Common Stock at $.08 per share. The Series A Warrants and Series B Warrants were issued pursuant to Regulation D under the Securities Act and the rules and regulations thereunder.

Item 8.01	Other Events

See Item 3.02 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Series A Warrant
10.2	Form of Series B Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2022	VIVOS INC.

	By:	/s/ Michael Korenko
	Name:	Michael Korenko
	Title:	Chief Executive Officer